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EXHIBIT 99.4

        Historical financial statements of BioMedical Diagnostics, LLC for the eleven-month period ended November 30, 2001, the fiscal year ended December 31, 2000 and the period from May 1, 1999 (inception) to November 30, 2001.

Biomedical Diagnostics, LLC
(a development stage company)

Financial Report

November 30, 2001

BIOMEDICAL DIAGNOSTICS, LLC

CONTENTS

Pages
Report Letter	4
Financial Statements
Balance Sheet	5
Statement of Operations	6
Statement of Changes in Members' Equity (Deficit)	7
Statement of Cash Flows	8
Notes to Financial Statements	9-13

[Plante & Moran Letterhead]

INDEPENDENT AUDITOR'S REPORT

To the Members
Biomedical Diagnostics, LLC

        We have audited the accompanying balance sheet (pre-acquisition) of Biomedical Diagnostics, LLC (a development stage company) as of November 30, 2001 and the related pre-acquisition statements of operations, changes in members' equity (deficit), and cash flows for the eleven-month period ended November 30, 2001 and period from inception (May 1, 1999) through November 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position (pre-acquisition) of Biomedical Diagnostics, LLC at November 30, 2001 and the results of its operations and its cash flows for the eleven-month period ended November 30, 2001 and the period from inception (May 1, 1999) through November 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

        As disclosed in Note 1 to the financial statements, one of the Company's 50 percent members, Genesis Bioventures, Inc., a publicly held company, acquired the other 50 percent members' interest in the Company on November 30, 2001. The Company became a wholly owned subsidiary of Genesis Bioventures, Inc. as a result of this transaction.

/s/ PLANTE & MORAN LLP

January 15, 2002

BIOMEDICAL DIAGNOSTICS, LLC

BALANCE SHEET
(Pre-Acquisition)

November 30, 2001

ASSETS

Current Assets—Cash	$17,233
Property, Plant, and Equipment—Net (Note 2)	129,394
Other Assets	3,865

Total assets	$150,492

LIABILITIES AND MEMBERS' DEFICIT
Current Liabilities
Accounts payable—Trade	$103,795
Accrued liabilities	61,594
Capital lease obligation—Net of current portion (Note 3)	1,231
Note payable—Related party	42,948

Total current liabilities	209,568
Accrued Member Interest Appreciation (Note 6)	602,835
Members' Deficit
Contributed capital	1,690,000
Deficit accumulated during development stage	(2,351,911)

Total members' deficit	(661,911)

Total liabilities and members' deficit	$150,492

See Notes to Financial Statements.

BIOMEDICAL DIAGNOSTICS, LLC

STATEMENT OF OPERATIONS
(Pre-Acquisition)

	Eleven Months Ended November 30, 2001	Period from May 1, 1999 (Inception) to November 30, 2001
Revenue	$2,110	$2,110
Research and Development Expenses	473,340	858,671
Selling and Administrative Expenses	915,452	1,564,045

Operating Loss	(1,386,682)	(2,420,606)
Other Income—Interest	10,080	68,695

Net Loss	$(1,376,602)	$(2,351,911)

BIOMEDICAL DIAGNOSTICS, LLC

STATEMENT OF CHANGES IN MEMBERS' EQUITY (DEFICIT)
(Pre-Acquisition)

	Contributed Capital	Deficit Accumulated During the Development Stage	Total Members' Equity (Deficit)
Balance—May 1, 1999 (inception)	$—	$—	$—
Initial capital contribution (Note 5)	1,500,000	—	1,500,000
Net loss accumulated from inception through December 31, 2000	—	(975,309)	(975,309)

Balance—December 31, 2000	1,500,000	(975,309)	524,691
Additional capital contribution	190,000	—	190,000
Net loss for the eleven months ended November 30, 2001	—	(1,376,602)	(1,376,602)

Balance—November 30, 2001	$1,690,000	$(2,351,911)	$(661,911)

See Notes to Financial Statements.

BIOMEDICAL DIAGNOSTICS, LLC

STATEMENT OF CASH FLOWS
(Pre-Acquisition)

	Eleven Months Ended November 30, 2001	Period from May 1, 1999 (Inception) to November 30, 2001
Cash Flows from Operating Activities
Net loss	$(1,376,602)	$(2,351,911)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation	39,157	110,231
Member interest appreciation expense	602,835	602,835
Changes in assets and liabilities:
Increase in other assets	(2,465)	(3,865)
Increase in accounts payable	94,126	103,795
Increase in accrued liabilities	9,857	62,357

Net cash used in operating activities	(633,092)	(1,476,558)
Cash Flows from Investing Activities
Purchase of equipment	(11,288)	(230,903)
Purchase of short-term investments	—	(814,411)
Proceeds from sale of short-term investments	352,316	814,411

Net cash provided by (used in) investing activities	341,028	(230,903)
Cash Flows from Financing Activities
Proceeds from members' contributions	190,000	1,690,000
Proceeds from related party notes payable	42,185	42,185
Payments on capital lease	(2,774)	(7,491)

Net cash provided by financing activities	229,411	1,724,694

Net Increase (Decrease) in Cash	(62,653)	17,233
Cash—Beginning of period	79,886	—

Cash—End of period	$17,233	$17,233

See Notes to Financial Statements.

BIOMEDICAL DIAGNOSTICS, LLC

NOTES TO FINANCIAL STATEMENTS

November 30, 2001

Note 1—Nature of Business and Significant Accounting Policies

        Biomedical Diagnostics, LLC (the "Company") was created as a limited liability company on November 4, 1998 under Michigan law and commenced business operations on May 1, 1999. Unless otherwise provided by law or expressly assumed, a member is not liable for the acts, debts, or liabilities of the Company.

        The operations of the Company consist of developing, testing, and manufacturing biotechnology products. The principal product that the Company is developing is Mammastatin Serum Assay, which will be used as a cancer risk screening method in the health care industry on a worldwide basis.

        Basis of Presentation—Effective after the close of business on November 30, 2001, one of the Company's 50 percent members, Genesis Bioventures, Inc., a publicly held company, acquired the other 50 percent members' interest for cash of $2,050,000, a note receivable of $1,500,000, and 2,524,030 nonregistered shares of stock in Genesis Bioventures, Inc. The accompanying financial statements are presented on a pre-acquisition basis and do not include any adjustments that would be required by accounting principles generally accepted in the United States of America as a result of the acquisition.

        Income Taxes—The Company operates as a limited liability company, which, under the provisions of the Internal Revenue Code, is treated as a partnership. No provision for income taxes has been made as Company income and losses are allocated to the members.

        Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

        Revenue Recognition—The Company recognizes revenue as it performs testing services related to blood screening tests received from its customers.

        Expense Classification—Salaries and other expenses have been allocated between research and development and selling and administrative on various bases and estimates. Although the methods of allocation are considered appropriate, other methods could be used that would produce different amounts.

        Property, Plant, and Equipment—Property, plant, and equipment are stated at cost. Depreciation is computed using accelerated methods over the estimated useful lives of the assets.

        Retirement Plan—The Company sponsors a 401(k) plan for its employees. There were no contributions made to the plan by the Company during the eleven-month period ended November 30, 2001 or for the period from inception to November 30, 2001.

        Research and Development—Research and development costs are expensed when incurred.

Note 2—Property, Plant, and Equipment

        Cost of property, plant, and equipment is summarized as follows:

Machinery and equipment	$166,451
Office equipment	26,811
Leasehold improvements	46,363

Total cost	239,625
Less accumulated depreciation	110,231

Net carrying amount	$129,394

        Depreciation expense totaled $39,157 for the eleven-month period ended November 30, 2001 and $110,231 for the period from inception to November 30, 2001.

Note 3—Capital Lease Commitment

        The Company has recorded the lease of its office furniture as a capital lease. The lease is recorded at the net present value of the Company's lease payments over the lease term. The items are included with office equipment at a cost of $8,722 and accumulated depreciation of $4,780 at November 30, 2001. The future minimum lease payments totaling $1,231, including interest of $22, are due through March 2002.

        Interest expense was $417 for the eleven-month period ended November 30, 2001, and $3,331 for the period from inception to November 30, 2001.

Note 4—Operating Lease Commitment

        The Company leases its facilities under noncancelable operating lease agreements expiring February 2003. The leases require, in addition to taxes and utilities, monthly lease payments ranging from $2,900 to $3,190.

        The minimum rental payments due under these operating leases are as follows:

Periods Ending November 30	Amount
2002	$36,300
2003	6,380

Total	$42,680

        Rent expense was $30,400 for the eleven-month period ended November 30, 2001, and $65,400 for the period from inception to November 30, 2001.

Note 5—Capital Contribution

        The Company received an initial capital contribution of $1,500,000 from Genesis Bioventures, Inc. to be used by the Company exclusively for the design, ongoing development, and support of a laboratory for the testing and manufacturing of anti-Mammastatin monoclonal and other antibodies used for the Mammastatin Serum Assay. The Company received an additional $190,000 capital contribution from Genesis Bioventures, Inc. during the period ended November 30, 2001.

        The Company also received from Biotherapies, Inc., as an initial capital contribution, an exclusive, nonassignable, nonsublicensable, royalty-free, worldwide sublicense to use all of Biotherapies' rights, title, and interest under the license for the development, manufacturing, marketing, and sale of the Mammastatin Serum Assay in accordance with the terms of the Company's operating agreement.

Note 6—Member Interest Appreciation Plan

        During the year ended December 31, 2000, the Company implemented a phantom membership performance plan. At the Company's discretion, membership interest appreciation units will be granted to certain employees who are eligible to receive a share of any appreciation in the Company. A total of 15,000 units were available for grant under the plan. During the year ended December 31, 2000, 2,500 units were granted with an initial value of $30. During the eleven-month period ended November 30, 2001, 4,300 units were granted with an initial value of $30. As of November 30, 2001, 2,125 units have vested, with the remaining 4,675 units vesting at various times over a four-year period. Expense associated with this plan is recognized over the vesting period taking into account the change in value of the units. As of November 30, 2001, the units have been valued at $162 each and expense of $602,835 has been recognized. Employees may redeem their vested units five years from the date of grant for the appreciated value of the units.

        As a result of the acquisition of the balance of the member's interest described in Note 1, it is the intention of Genesis Bioventures, Inc., the sole member, to negotiate with the employees covered by this plan to replace it with Genesis Bioventures, Inc.'s stock option plan. Any impact of the modifications will be recorded in the period the agreement is reached.

Note 7—Royalty Agreements

  Technology Licensing Agreement

        The Company has entered into an agreement with an unrelated third party to obtain the rights to certain medical technologies. The Company has an obligation to pay 4 percent of net sales for all products licensed under the sublicense agreement to the unrelated third party.

  Mammastatin Sublicense Agreement

        The Company has entered into an agreement with a related third party to pay royalties on certain rights on the net sales related to Mammastatin licensed products. Once sales begin, the Company will pay royalties on a quarterly basis as follows:

Cumulative Net Sales	Royalty
Up to $100,000,000	10%
$100,000,001 to $300,000,000	15%
Greater than $300,000,000	20%

        Royalties paid to the related party shall not be less than 8 percent of gross sales for any calendar year.

  Prostate and Ovarian Sublicense Agreement

        The Company has entered into an additional agreement with a related party to pay royalties on certain rights on the net sales related to prostate and ovarian licensed products. Once sales begin, the Company will pay royalties on a quarterly basis as follows:

Cumulative Net Sales	Royalty
Up to $100,000,000	10%
$100,000,001 to $300,000,000	15%
Greater than $300,000,000	20%

        Royalties paid to the related party shall not be less than 8 percent of gross sales for any calendar year.

        In connection with this agreement, the Company is to receive from the related party, 100 micrograms of certain pure proteins related to prostate and ovarian analogs by November 30, 2003. If the Company receives the proteins, it will be required to pay $100,000. If the related party is unable to provide the proteins by November 30, 2003, the Company shall not be required to pay the $100,000 and the above royalty schedule is to be reduced by 1 percent for the third year of the term and an additional 1 percent for each year of the term thereafter in which the related party fails to provide the proteins. However, the royalty schedule shall not fall below 6 percent of gross sales for any calendar year.

Note 8—Related Party Transactions

        The Company has incurred various operating expenses provided by one of its members. The total amount of expenses paid to the member was approximately $8,091 for the eleven-month period ended November 30, 2001, and $62,091 from inception to November 30, 2001.

Note 9—Cash Flows

        Cash paid for interest during the eleven-month period ended November 30, 2001 and the period from inception to November 30, 2001 totaled $417 and $3,331, respectively.

Note 10—Fair Values of Financial Instruments

        A summary of the fair values of financial instruments, as well as the methods and significant assumptions used to estimate fair values, is as follows:

          Short-term Financial Instruments—The fair value of short-term financial instruments, including cash, trade accounts payable, and accrued liabilities, approximates the carrying amounts in the accompanying financial statements due to the short maturity of such instruments.

          Notes Payable to Related Party—At November 30, 2001, the estimated fair value of the notes payable to the related party approximated the carrying value since the currently effective rate reflects market rates available to the Company for debt with similar terms and maturities.

Note 11—Management's Plan

        The Company is currently working under an operating plan that specifies the marketing efforts needed to gain awareness of their testing service. The Company's sole member (post-acquisition) has approved this operating plan and has committed to funding the working capital needs of the Company for the year ending December 31, 2002. In addition, the Company's sole member is actively pursuing additional capital in order to fund efforts to gain FDA approval for the manufacturing and marketing of a clinical test kit. The Company anticipates the approval process being completed in 2004. The Company has no plans to independently raise additional capital and is dependent on its sole member.

QuickLinks

EXHIBIT 99.4
Biomedical Diagnostics, LLC (a development stage company)
BIOMEDICAL DIAGNOSTICS, LLC CONTENTS
INDEPENDENT AUDITOR'S REPORT
BIOMEDICAL DIAGNOSTICS, LLC BALANCE SHEET (Pre-Acquisition) November 30, 2001
ASSETS
BIOMEDICAL DIAGNOSTICS, LLC STATEMENT OF OPERATIONS (Pre-Acquisition)
BIOMEDICAL DIAGNOSTICS, LLC STATEMENT OF CHANGES IN MEMBERS' EQUITY (DEFICIT) (Pre-Acquisition)
BIOMEDICAL DIAGNOSTICS, LLC STATEMENT OF CASH FLOWS (Pre-Acquisition)
BIOMEDICAL DIAGNOSTICS, LLC NOTES TO FINANCIAL STATEMENTS November 30, 2001